Exhibit 99.1

Financial Information [ ]% Oil & Gas 74 Other 26 Slice 6 Slice 7 Slice 8 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 $991 Million Revenue by End Market (9 Months 2007) EBITDA Margin Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 FY 2003 FY 2004 23.4 0.043 20 FY 2005 39.1 0.057 FY 2006 79.2 0.084 9 Months 2006 57.9 0.083 9 Months 2007 114.7 0.116 '05-'06: 109% EBITDA

Equipment Revenue 9 Months 2007 Revenue by Product Well Stimulation and Coiled Tubing 0.42 Rigs 0.11 Seismic 0.05 Material Handling 0.08 Engines 0.08 Transmissions 0.06 Power Generation 0.09 Prime Movers 0.07 Other 0.04 Slice 9 Slice 10 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16

Aftermarket Business Aftermarket parts and services can equal as much as 75% of original equipment cost Facilities and resources are strategically located in major U.S. oilfield markets and hard to replicate: 800 highly trained service technicians Approximately 570 service bays, primarily located near major oil and gas basins Substantial fleet of field service vehicles increases geographic reach and expands total service capacity Revenue Growth ($ millions) $268 $281 $305 Aftermarket Parts Aftermarket Services Stack 4 Stack 5 Stack 6 Stack 7 Stack 8 Totals (invisible) Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 FY2004 150 131 281 50 FY2005 165 139 304 60 FY2006 180 152 332 70 9 Months 2006 139 117 256 80 9 Months 2007 152 137 289 '05-'06: 9% Operating Margin 7.8% 9.3% 11.3% 13.1% 11.5%

Strategic Partnerships with OEMs Average relationship with our seven key OEMs is 40 years long Approximately 61% of first nine months 2007 parts and service revenue from products sourced by seven key OEMs The only factory-authorized parts and service provider for a substantial portion of product offerings, principally near major oil and gas basins Aftermarket parts and service business supports equipment from approximately 100 manufacturers Detroit Diesel 0.17 MUT 0.11 Allison 0.09 Waukesha 0.08 Hyster 0.07 EMD 0.07 Deutz 0.02 Other 0.39 Other 0.2 Aftermarket Parts & Service Revenue by Key OEM (9 Months 2007)

Rental Business Industries served include oil and gas, power generation, construction, material handling, military and mining Over 1,300 rental units as of November 3, 2007 Operating margin of approximately 33% Rental Service Stack 4 Stack 5 Total Stack 9 Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 FY 2003 FY 2004 20.3 68.479 FY 2005 27 79.1993 FY 2006 26.3 82.1347 9 Months 2006 19.8 9 Months 2007 21.6 Rental Revenue by Product Line CAGR: 14% Revenue Growth ($ millions) Generators 33 Material Handling 45 Air Compressors 22 17.4% 30.5% 38.2% 33.0% Operating Margin 37.3%

Customer Base Over 2,000 active customers across all industries Top 10 customers historically represent 25% - 30% of total revenue No single customer accounts for more than 9% of total revenue Top Ten Customers: FY2006 vs 9 Months 2007

International Equipment Backlog China 0.16 Russia 0.25 Argentina 0.16 India 0.07 Canada 0.09 Mexico 0.06 Other 0.05 Slice 11 Slice 12 Slice 13 Slice 14 Slice 15 Slice 16 Q3 2007 International Backlog by Country International Backlog ($mm) Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 FY2006 0.38 Q3 2007 0.47 Countries with International Backlog Argentina Representative Sales Offices International Sales Offices Aftermarket Locations Manufacturing Facility Dealer Aftermarket Location International Sales as % of sales Column 3 Column 4 Column 5 Column 6 Column 7 Column 8 Column 9 Column 10 Column 11 Column 12 Column 13 Column 14 Column 15 Column 16 FY2006 0.12 Q3 2007 0.21

Maintenance Growth Rental Equipment Total Stack 10 Stack 11 Stack 12 Stack 13 Stack 14 Stack 15 Stack 16 FY 2003 5.3 1.1 10.7 17.1 FY 2004 6 1.5 6 13.5 FY 2005 5.9 0.5 8.8 15.2 FY 2006 4.7 4.8 17.3 26.8 9 Months 2007 2 3.6 9.2 14.8 Capital Expenditure Breakdown

EBITDA Reconciliation (in millions) Nine Months Ended Nine Months Ended FY 2004 FY 2005 FY 2006 2006 2007 Net earning from continuing operations $ 6.3 $ 15.2 $ 41.5 $ 29.9 $ 72.1 Add: Interest expense, net 0.2 0.4 19.8 14.8 21.6 Income tax expense 0.5 10.3 0.7 0.1 6.1 Depreciation and amortization 16.4 13.3 17.2 13.1 14.9 EBITDA $ 23.4 $ 39.1 $ 79.2 $ 58.0 $ 114.7 Earnings before interest, taxes, depreciation and amortization (EBITDA) is a non-GAAP financial measurement. We use EBITDA because we believe that such a measurement is a widely accepted financial indicator used by investors and analysts to analyze and compare companies on the basis of operating performance and that this measurement may be used by some investors and others to make informed investment decisions. You should not consider it in isolation from or as substitute for net income or cash flow measures prepared in accordance with GAAP or as a measure of profitability or liquidity. EBITDA calculations by one company may not be comparable to EBITDA calculations made by another company. This table provides a reconciliation of net earnings (loss) from continuing operations (a GAAP financial measure) and EBITDA (a non-GAAP financial measure).